UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2007

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

217 Devcon Drive San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 467-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 9.01	Financial Statements and Exhibits.

This Item 9.01 and the corresponding Exhibit Index amend and restate in their entirety the corresponding Item in the Registrant’s Current Report on Form 8-K filed on August 6, 2007.

(a)	Financial statements of businesses acquired.

Centrality Communications, Inc. Audited Consolidated Financial Statements as of December 31, 2006 and 2005 and for the years then ended, filed as Exhibit 99.2.

Centrality Communications, Inc. Unaudited Condensed Consolidated Financial Statements as of March 31, 2007 and December 31, 2006 and for the quarters ended March 31, 2007 and 2006, filed as Exhibit 99.3.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and for the quarter ended March 31, 2007 and Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2007, filed as Exhibit 99.4.

(d)	Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of June 21, 2007, by and among SiRF Technology Holdings, Inc., Spartacus I Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF, Spartacus II Acquisition Corp., a California corporation a wholly owned subsidiary of SiRF, Centrality Communications, Inc., and solely with respect to Article 6 And Article 9, Teh-Tsung Lai, as Shareholder Agent.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	Form of Written Consent
	Exhibit B	Form of Non-Competition Agreement
	Exhibit C	Form of Employment Offer
	Exhibit D	Form of Agreement of Merger
	Exhibit E	Form of Second Step Agreement of Merger
	Exhibit F	Form of Escrow Agreement
	Exhibit G	Form of Shareholder Certificate
	Exhibit H-1	Form of Acquirer Officers’ Certificate
	Exhibit H-2	Form of Acquirer’s Secretary Certificate
	Exhibit J	Form of Pillsbury Winthrop Shaw Pittman, LLP Opinion
	Exhibit K-1	Form of Officers’ Certificate
	Exhibit K-2	Form of Secretary’s Certificate
	Exhibit L	Form of Orrick, Herrington & Sutcliffe LLP Opinion
	Exhibit M	Form of FiRPTA Certificate

	Schedule A	Major Shareholders
	Schedule 7.3(i)	Key Employees

23.1	Consent of Independent Auditors.

99.1*	Press Release date August 6, 2007.

99.2	Centrality Communications, Inc. Audited Consolidated Financial Statements as of December 31, 2006 and 2005 and for the years then ended.

99.3	Centrality Communications, Inc. Unaudited Condensed Consolidated Financial Statements as of March 31, 2007 and December 31, 2006 and for the quarters ended March 31, 2007 and 2006.

99.4	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and for the quarter ended March 31, 2007 and Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2007.

*	Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2007

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Geoffrey Ribar
Geoffrey Ribar
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of June 21, 2007, by and among SiRF Technology Holdings, Inc., Spartacus I Acquisition Corp., a California corporation and wholly-owned subsidiary of SiRF, Spartacus II Acquisition Corp., a California corporation a wholly owned subsidiary of SiRF, Centrality Communications, Inc., and solely with respect to Article 6 And Article 9, Teh-Tsung Lai, as Shareholder Agent.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	Form of Written Consent
	Exhibit B	Form of Non-Competition Agreement
	Exhibit C	Form of Employment Offer
	Exhibit D	Form of Agreement of Merger
	Exhibit E	Form of Second Step Agreement of Merger
	Exhibit F	Form of Escrow Agreement
	Exhibit G	Form of Shareholder Certificate
	Exhibit H-1	Form of Acquirer Officers’ Certificate
	Exhibit H-2	Form of Acquirer’s Secretary Certificate
	Exhibit J	Form of Pillsbury Winthrop Shaw Pittman, LLP Opinion
	Exhibit K-1	Form of Officers’ Certificate
	Exhibit K-2	Form of Secretary’s Certificate
	Exhibit L	Form of Orrick, Herrington & Sutcliffe LLP Opinion
	Exhibit M	Form of FiRPTA Certificate

	Schedule A	Major Shareholders
	Schedule 7.3(i)	Key Employees

23.1	Consent of Independent Auditors.

99.1*	Press Release dated August 3, 2007.

99.2	Centrality Communications, Inc. Audited Consolidated Financial Statements as of December 31, 2006 and 2005 and for the years then ended.

99.3	Centrality Communications, Inc. Unaudited Condensed Consolidated Financial Statements as of March 31, 2007 and December 31, 2006 and for the quarters ended March 31, 2007 and 2006.

99.4	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2006 and for the quarter ended March 31, 2007 and Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2007.

*	Previously filed.

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